Dreyfus
Liquid
Assets, Inc.
Annual Report

December 31, 1997

Dreyfus Liquid Assets, Inc.
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Liquid Assets, Inc. for the 12-month reporting period ended December 31, 1997. Your Fund produced a yield of 4.93% and, after taking into account the effect of compounding, the effective yield was 5.04%.*

ECONOMIC REVIEW

   In 1997, the U.S. economy put in its best growth performance of this business cycle to date. In tandem, the labor market tightened markedly, marginally boosting wage inflation towards year end. Yet price inflation decelerated and bond yields fell. Although corporate profit growth was robust for much of the year, strains began to appear in the second half in some sectors. The Federal Reserve Board (the "Fed") tightened credit early in the year, then subsequently stayed on hold, torn between strong economic reports at home and worsening financial crises overseas. While the problems overseas may slow the U.S. economy somewhat in 1998, incoming evidence indicates little adverse impact on economic activity to date.

   Real Gross Domestic Product (GDP) grew 3.8% in 1997, its best annual growth since 1988. Almost all the major sectors contributed to growth. Households enjoyed rising real incomes as wage increases outpaced price inflation. Moderate interest rates buoyed housing demand. Tightening factory capacity boosted capital spending, and until late in the year, steady foreign growth kept exports robust. That many of these sectors grew simultaneously in a late phase of the business cycle was unusual. The year 1997 also saw a dramatic narrowing of the Federal budget deficit. It is likely that the associated drop in Federal borrowing boosted the supply of credit available to the private sector.

   As mentioned, overall corporate profit growth rebounded in 1997, after slowing in 1996. Profits from domestic sources generally did well. However, profits from international sources began to show strains in the second half, impacted by the rising dollar and by financial stresses overseas. More recently, profits at some companies have been slowed by price weakness.

   Economic data this winter show the economy still quite strong although some leading statistics have begun to signal somewhat slower economic growth for 1998. First, recently slowing export orders and rising import orders imply a widening trade deficit. Second, the number of announced layoffs has begun to rise, indicating some future easing of labor market pressures. Once these leading indicators actually show up in a slowing of the economy, market expectations may shift to anticipate the possibility of a move by the Fed to ease credit. At the start of 1998, there was uncertainty about both the severity of Asian stresses and their impact on the U.S. economy.

MONEY MARKET OVERVIEW

   The financial turmoil in Asia that started affecting security markets last fall did not have much effect as yet on the money market before the close of 1997. However, shortly after year-end, interest rates began declining. Yet for much of 1997, money market rates stayed within a narrow range.

   Last March, when the Fed raised short-term rates by a quarter point, the money market responded with a brief spurt in yields. As the year went on, the chief influences on rates continued to be the outlook for inflation in the U.S., which was benign, and prospects for corporate profits, which continued favorable for most of the year. In addition, the customary year-end refinancings sent interest rates up for a while.

   Indeed, until the Asian problems began weakening equity prices, the money market appeared to be expecting a possible Fed move to raise interest rates. Late in 1997 and especially in early 1998, the picture changed. Lately, the market's expectations have focused more on a possible move by the Fed to reduce interest rates. The reasoning is that such an action would be a preemptive strike against an economic trend that hasn't been mentioned for years -- potential deflation.

PORTFOLIO FOCUS

   Against this backdrop, we have kept the average maturity of the portfolio slightly longer than the industry average. This provided the Fund with liquidity while seeking improved yields without assuming undue market risks. We believe this strategy has been in the interests of our shareholders. The currently volatile environment requires flexibility on our part as managers. Of course, we will make adjustments to the portfolio as required by the dynamics of the market.
                                                     Sincerely,

                                                     /s/ Patricia A. Larkin

                                                     Patricia A. Larkin
                                                     Senior Portfolio Manager

January 20, 1998
New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested daily.

Dreyfus Liquid Assets, Inc.
--------------------------------------------------------------------------------
Statement of Investments                                                                                   December 31, 1997

                                                                                                 Principal
Negotiable Bank Certificates of Deposit--6.1%                                                     Amount            Value
-------------------------------------------------------------------------------                ------------     --------------
Bankers Trust Co.
   5.82%-5.85%, 1/8/98-1/9/98..................................................                $105,000,000     $  104,998,197
Crestar Bank
   5.74%, 2/25/98-3/16/98......................................................                 150,000,000        150,001,786
Old Kent Bank and Trust
   5.66%, 7/7/98(a)............................................................                  25,000,000         25,000,000
                                                                                                                --------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
   (cost $279,999,983).........................................................                                 $  279,999,983
                                                                                                                ==============

Commercial Paper--58.4%
-------------------------------------------------------------------------------
AES Shady Point Inc.
   5.70%-5.71%, 1/12/98-1/22/98(b).............................................                $102,883,000     $  102,581,162
Abbey National North America
   5.80%-5.81%, 3/6/98-3/10/98.................................................                 165,000,000        163,281,371
BBL North America Inc.
   5.69%, 3/17/98..............................................................                  75,000,000         74,135,937
BHF Finance (DE) Inc.
   5.70%, 1/12/98..............................................................                  30,000,000         29,949,217
Bankers Trust Co. New York Corp.
   5.75%, 4/16/98..............................................................                  20,000,000         19,673,917
Bear Stearns Companies Inc.
   5.74%-5.81%, 3/2/98-3/20/98.................................................                 120,000,000        118,823,000
Den Danske Corp. Inc.
   5.69%-5.82%, 2/9/98-6/29/98.................................................                 150,000,000        147,438,788
Finova Capital Corp.
   5.70%, 1/26/98..............................................................                  25,000,000         24,903,299
Ford Motor Credit Corp.
   5.82%, 3/13/98..............................................................                 150,000,000        148,349,250
General Electric Capital Corp.
   5.67%-5.70%, 2/11/98-2/27/98................................................                 180,000,000        178,790,434
General Electric Capital Services, Inc.
   5.74%-5.81%, 4/29/98-9/29/98................................................                 190,000,000        185,038,736
General Motors Acceptance Corp.
   5.72%-5.86%, 1/13/98-8/18/98................................................                 210,000,000        206,207,500
Generale Bank Inc.
   5.69%, 2/13/98..............................................................                  75,000,000         74,504,604
Goldman Sachs Group L.P.
   5.75%-5.84%, 5/8/98-8/28/98.................................................                 210,000,000        204,987,279
HSBC Americas, Inc.
   5.75%, 1/14/98..............................................................                  20,000,000         19,959,628
International Nederlanden (U.S.) Funding Corp.
   5.83%, 6/3/98...............................................................                  75,000,000         73,195,875
Lehman Brothers Holdings, Inc.
   5.75%-5.94%, 1/16/98-4/24/98................................................                 155,000,000        153,601,108
Merrill Lynch & Co., Inc.
   5.72%-5.79%, 1/12/98-6/12/98................................................                 130,000,000        128,997,222


Dreyfus Liquid Assets, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                      December 31, 1997

                                                                                                 Principal
Commercial Paper (continued)                                                                      Amount             Value
-------------------------------------------------------------------------------                ------------     --------------
Mitsubishi Motors Credit of America Inc.
   5.70%, 1/20/98(b)...........................................................                $ 14,050,000     $   14,008,400
Salomon Inc.
   5.85%-5.87%, 2/2/98-3/17/98.................................................                  55,000,000         54,551,658
Sears Roebuck Acceptance Corp.
   5.70%-5.88%, 1/22/98-2/25/98................................................                 200,000,000        198,659,014
Smith Barney Holdings
   5.70%, 2/17/98..............................................................                  40,000,000         39,707,033
Societe Generale North America, Inc.
   5.67%, 1/29/98..............................................................                  50,000,000         49,782,611
Sumitomo Corp. of America
   5.76%, 3/17/98..............................................................                  14,000,000         13,836,667
Svenska Handelsbanken Inc.
   5.69%-5.75%, 3/16/98-4/16/98................................................                  94,400,000         92,984,310
UBS Finance (DE) Inc.
   6.75%, 1/2/98...............................................................                 150,000,000        149,971,875
                                                                                                                --------------
TOTAL COMMERCIAL PAPER
   (cost $2,667,919,895).......................................................                                 $2,667,919,895
                                                                                                                ==============

Corporate Notes--21.3%
-------------------------------------------------------------------------------
Bear Stearns Companies, Inc.
   5.67%-5.83%, 1/13/98-7/9/98(a)..............................................                $ 95,000,000     $   95,000,000
Heller Financial Inc.
   5.70%-5.80%, 4/15/98-11/6/98(a).............................................                 140,000,000        140,000,000
IBM International Finance N.V.
   5.75%, 1/28/98..............................................................                  25,000,000         24,997,911
Key Bank N.A.
    5.67%, 2/18/98(a)..........................................................                  50,000,000         49,996,821
Lehman Brothers Holdings, Inc.
   5.76%, 9/25/98..............................................................                  30,000,000         30,187,927
   5.80%, 1/13/99(a)...........................................................                  25,000,000         25,000,000
Merrill Lynch & Co., Inc.
   5.72%, 3/26/98..............................................................                  25,000,000         25,000,000
   5.67%, 8/11/98-9/9/98(a)....................................................                  75,000,000         75,000,000
PHH Corp.
   5.67%, 10/15/98(a)..........................................................                 115,000,000        114,964,707
PNC Bank, N.A.
   5.68%, 2/18/98-4/24/98(a)...................................................                 210,000,000        209,981,943
Paine Webber Group Inc.
   6.09%, 10/30/98.............................................................                  30,000,000         30,000,000
Salomon Inc.
   5.60%-5.65%, 6/1/98-7/20/98(a)..............................................                 150,000,000        150,121,076
                                                                                                                --------------
TOTAL CORPORATE NOTES
   (cost $970,250,385).........................................................                                 $  970,250,385
                                                                                                                ==============



Dreyfus Liquid Assets, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                    December 31, 1997

                                                                                                 Principal
Short-Term Bank Notes--9.1%                                                                       Amount            Value
-------------------------------------------------------------------------------                ------------     --------------
Bankers Trust New York Corp.
   5.88%, 10/5/98..............................................................                $ 94,000,000     $   93,972,704
BankBoston
   6.00%, 3/23/98..............................................................                  45,000,000         45,000,000
Comerica Bank
   5.67%-5.71%, 4/17/98-7/13/98(a).............................................                 150,000,000        149,975,076
LaSalle National Bank
   5.70%-5.80%, 2/9/98-12/28/98................................................                  75,000,000         75,000,000
Morgan Guaranty Trust Co.
   5.83%, 8/31/98..............................................................                  50,000,000         50,023,595
                                                                                                                --------------
TOTAL SHORT-TERM BANK NOTES
   (cost $413,971,375).........................................................                                 $  413,971,375
                                                                                                                ==============
U.S. Treasury Bills--.2%
-------------------------------------------------------------------------------
   5.31%, 10/15/98
   (cost $7,677,922)...........................................................                $  8,000,000     $    7,677,922
                                                                                                                ==============
U.S. Government Agencies--1.1%
-------------------------------------------------------------------------------
Federal Home Loan Banks, Floating Rate Note
   5.65%, 4/27/98(a)
   (cost $50,023,878)..........................................................                $  50,000,000    $   50,023,878
                                                                                                                ==============
Time Deposits--2.7%
-------------------------------------------------------------------------------
Republic National Bank of New York (London)
   5.00%, 1/2/98
   (cost $124,172,000).........................................................                $124,172,000     $  124,172,000
                                                                                                                ==============
Repurchase Agreements--1.6%
-------------------------------------------------------------------------------
SBC Warbug Dillon Read
   6.55%, dated 12/31/97, due 1/2/98 in the amount of
   $75,027,292 (fully collateralized by $77,943,000 U.S.
   Treasury Bills due 5/7/98, value $76,513,179)
   (cost $75,000,000)..........................................................                $ 75,000,000     $   75,000,000
                                                                                                                ==============
TOTAL INVESTMENTS
   (cost $4,589,015,438)...............................................  100.5%                                 $4,589,015,438
                                                                         ======                                 ==============
LIABILITIES, LESS CASH AND RECEIVABLES.................................    (.5%)                                $  (22,723,006)
                                                                         ======                                 ==============
NET ASSETS.............................................................  100.0%                                 $4,566,292,432
                                                                         ======                                 ==============

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Variable interest rate--subject to periodic change.
(b) Backed by an irrevocable letter of credit.



                   See notes to financial statements.

Dreyfus Liquid Assets, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                      December 31, 1997


                                                                                                     Cost           Value
                                                                                               ---------------  ---------------
ASSETS:                       Investments in securities--See Statement of
                                Investments--Note 1(b).........................                 $4,589,015,438   $4,589,015,438
                              Cash.............................................                                       1,001,524
                              Interest receivable..............................                                      27,091,403
                              Prepaid expenses.................................                                         456,181
                                                                                                                 --------------
                                                                                                                  4,617,564,546
                                                                                                                 --------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       2,628,589
                              Payable for investment securities purchased......                                      47,937,500
                              Accrued expenses.................................                                         706,025
                                                                                                                 --------------
                                                                                                                     51,272,114
                                                                                                                 --------------

NET ASSETS.....................................................................                                  $4,566,292,432
                                                                                                                 ==============

REPRESENTED BY:               Paid-in capital..................................                                  $4,566,362,813
                              Accumulated net realized gain (loss) on investments                                       (70,381)
                                                                                                                 --------------
NET ASSETS.....................................................................                                  $4,566,292,432
                                                                                                                 ==============

SHARES OUTSTANDING
(25 billion shares of $.10 par value Common Stock authorized)..................                                   4,567,238,181

NET ASSET VALUE, offering and redemption price per share.......................                                           $1.00
                                                                                                                          =====


Statement of Operations                                                                        Year Ended December 31, 1997


INVESTMENT INCOME

INCOME                        Interest Income............................                                       $263,957,517
EXPENSES:                     Management fee--Note 2(a)..................                   $21,984,365
                              Shareholder servicing costs--Note 2(b).....                    11,892,036
                              Prospectus and shareholders' reports.......                       335,797
                              Custodian fees.............................                       269,253
                              Registration fees..........................                       116,863
                              Directors' fees and expenses--Note 2(c)....                        85,960
                              Professional fees..........................                        64,294
                              Miscellaneous..............................                        76,939
                                                                                            -----------
                                   Total Expenses........................                    34,825,507
                              Less--reduction in management fee due to
                                undertaking--Note 2(a)...................                      (284,274)
                                                                                            -----------
                                   Net Expenses..........................                                         34,541,233
                                                                                                                ------------
INVESTMENT INCOME--NET...................................................                                        229,416,284

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b).......................                                          1,828,717
                                                                                                                ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                       $231,245,001
                                                                                                                ============


                       See notes to financial statements.

Dreyfus Liquid Assets, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets



                                                                                                Year Ended         Year Ended
                                                                                            December 31, 1997  December 31, 1996
                                                                                            -----------------  -----------------
OPERATIONS:

   Investment income--net..................................................                   $   229,416,284   $   219,245,338
   Net realized gain (loss) on investments.................................                         1,828,717           281,929
                                                                                              ---------------   ---------------

         Net Increase (Decrease) in Net Assets Resulting from Operations...                       231,245,001       219,527,267
                                                                                              ---------------   ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net..................................................                      (229,416,284)     (220,475,485)
                                                                                              ---------------   ---------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
   Net proceeds from shares sold...........................................                    18,330,869,555    20,551,870,721
   Dividends reinvested....................................................                       228,467,232       219,063,717
   Cost of shares redeemed.................................................                   (18,709,571,848)  (20,515,225,668)
                                                                                              ---------------   ---------------

         Increase (Decrease) in Net Assets from Capital Stock Transactions.                      (150,235,061)      255,708,770
                                                                                              ---------------   ---------------

            Total Increase (Decrease) in Net Assets........................                      (148,406,344)      254,760,552

NET ASSETS:
   Beginning of Period.....................................................                     4,714,698,776     4,459,938,224
                                                                                              ---------------   ---------------
   End of Period...........................................................                   $ 4,566,292,432   $ 4,714,698,776
                                                                                              ===============   ===============




                       See notes to financial statements.

Dreyfus Liquid Assets, Inc.
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                           Year Ended December 31,
                                                            -----------------------------------------------------
PER SHARE DATA:                                             1997        1996       1995        1994        1993
                                                           ------     ------      ------      ------      ------
   Net asset value, beginning of period..............       $1.00      $1.00       $1.00       $1.00       $1.00
                                                            -----      -----       -----       -----       -----
   Investment Operations:
   Investment income--net............................        .049       .048        .053        .035        .026
                                                            -----      -----       -----       -----       -----
   Distributions:
   Dividends from investment income--net.............       (.049)     (.048)      (.053)      (.035)      (.026)
                                                            -----      -----       -----       -----       -----
   Net asset value, end of period....................       $1.00      $1.00       $1.00       $1.00       $1.00
                                                            =====      =====       =====       =====       =====

TOTAL INVESTMENT RETURN..............................        5.04%      4.91%       5.45%       3.53%       2.64%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........         .74%       .76%        .79%        .76%        .77%
   Ratio of net investment income to average net assets      4.92%      4.76%       5.33%       3.49%       2.62%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.............         .01%       .02%        --          --          --
   Net Assets, end of period (000's Omitted).........  $4,566,292 $4,714,699  $4,459,938  $4,863,374  $4,828,134




                       See notes to financial statements.

Dreyfus Liquid Assets, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Liquid Assets, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   The Fund's statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

   The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare and pay dividends from investment income-net on each business day. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $70,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. If not applied, the carryover expires 1998.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Liquid Assets, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the value of the Fund's average daily net assets and is computed at the following annual rates: 1/2 of 1% of the first $1.5 billion; 48/100ths of 1% of the next $500 million; 47/100ths of 1% of the next $500 million; and 45/100ths of 1% over $2.5 billion. The fee is payable monthly.

   The Agreement provides that if any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1% of the value of the Fund's average net assets for any full year, the Manager will refund to the Fund, or bear, the excess over 1%. However, the Manager had undertaken from January 1, 1997 through December 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $284,274 during the period ended December 31, 1997.

   (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1997, the Fund was charged $5,425,404 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Fund was charged $4,941,709 pursuant to the transfer agency agreement.

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Liquid Assets, Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS LIQUID ASSETS, INC.

   We have audited the accompanying statement of assets and liabilities of Dreyfus Liquid Assets, Inc., including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Liquid Assets, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                     Ernst & Young LLP

New York, New York
February 4, 1998

Dreyfus Liquid Assets, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






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